Entravision Communications

Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

FIRST QUARTER 2024 RESULTS

Declares Quarterly Cash Dividend of $0.05 Per Share Payable on June 28, 2024

SANTA MONICA, CALIFORNIA, May 2, 2024 – Entravision Communications Corporation (NYSE: EVC), a leading global advertising solutions, media and technology company, today announced financial results for the three-month period ended March 31, 2024.

"On March 4, 2024, we received a communication from Meta that it intends to wind down its authorized sales partner, or ASP, program globally and end its relationship with all of its ASPs, including us, by July 1, 2024. While we are disappointed in Meta’s decision, we have a solid balance sheet and a strong cash position, and we are confident in Entravision’s long-term opportunities. We have initiated a thorough review of our current digital strategy, operations and cost structure," said Michael Christenson, Chief Executive Officer.

Mr. Christenson continued, "We remain focused on our 2024 priorities: maximize our political revenue in a year in which our audience will be critical to determining the outcome of the 2024 U.S. elections, provide highly-rated news and content to our audience, and build Smadex, our programmatic ad purchasing platform.”

Unaudited Financial Highlights (In thousands, except share and per share data)

	Three-Month Period
	Ended March 31,
	2024	2023	% Change
Net revenue	$277,445	$239,006	16%
Cost of revenue - digital (1)	203,229	167,756	21%
Operating expenses (2)	62,267	52,630	18%
Corporate expenses (3)	12,248	10,502	17%
Foreign currency (gain) loss	449	(956)	*

Consolidated EBITDA (4)	4,530	13,022	(65)%

Free cash flow (5)	$(2,831)	$3,908	*

Net income (loss)	$(51,669)	$1,699	*
Net (income) loss attributable to redeemable noncontrolling interest	$2,779	$-	*
Net (income) loss attributable to noncontrolling interest	$-	$342	(100)%
Net income (loss) attributable to common stockholders	$(48,890)	$2,041	*

Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.55)	$0.02	*

Weighted average common shares outstanding, basic	89,518,058	87,623,887
Weighted average common shares outstanding, diluted	89,518,058	89,786,585
(1)
Consists primarily of the costs of online media acquired from third-party publishers. Media cost is classified as cost of revenue in the period in which the corresponding revenue is recognized.
(2)
Operating expenses include direct operating and selling, general and administrative expenses. Included in operating expenses are $1.8 million and $1.9 million of non-cash stock-based compensation for the three-month periods ended March 31, 2024 and 2023, respectively.
(3)
Corporate expenses include $3.7 million and $2.2 million of non-cash stock-based compensation for the three-month periods ended March 31, 2024 and 2023, respectively.
(4)
Consolidated EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other operating gain (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from the Federal Communications Commission, or FCC, spectrum incentive auction less related expenses, expenses associated

Entravision Communications

with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings. We use the term consolidated EBITDA because that measure is defined in our 2017 Credit Agreement and 2023 Credit Agreement, and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses, syndication programming amortization less syndication programming payments, revenue from FCC spectrum incentive auction less related expenses, expenses associated with investments, EBITDA attributable to redeemable noncontrolling interest, acquisitions and dispositions and certain pro-forma cost savings.
(5)
Free cash flow is defined as consolidated EBITDA less cash paid for income taxes, net interest expense, capital expenditures (less amounts reimbursed by landlord) and non-recurring cash expenses plus dividend income, and other operating gain (loss). Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, and less interest income.

Net revenue for the first quarter of 2024 increased primarily due to increases in advertising revenue from our digital business units in our digital segment, and political advertising revenue in our television and audio segments, partially offset by decreases in national advertising revenue, spectrum usage rights revenue and retransmission consent revenue in our television segment, and decreases in local and national advertising revenue in our audio segment.

Cost of revenue for the first quarter of 2024 increased primarily due to the increase in digital advertising revenue.

Operating expenses for the first quarter of 2024 increased primarily due to expenses associated with the increase in advertising revenue and an increase in salary expense, partially offset by a decrease in rent expense.

Corporate expenses for the first quarter of 2024 increased primarily due to an increase in non-cash stock-based compensation and an increase in salary expense, partially offset by a decrease in audit fees.

Quarterly Cash Dividend

The Company announced today that its Board of Directors approved a quarterly cash dividend to shareholders of $0.05 per share on the Company's Class A and Class U common stock, in an aggregate amount of $4.5 million. The quarterly dividend will be payable on June 28, 2024 to shareholders of record as of the close of business on June 14, 2024. The Company currently anticipates that future cash dividends will be paid on a quarterly basis; however, any decision to pay future cash dividends will be subject to approval by the Board.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure is included beginning on page 7.

Balance Sheet and Related Metrics

Cash and marketable securities as of March 31, 2024 totaled $132.7 million. Total debt as defined in the Company’s credit agreement was $200.1 million. Net of $50 million of cash and marketable securities, total leverage as defined in the Company’s credit agreement was 3.1 times as of March 31, 2024. Net of total cash and marketable securities, total leverage was 1.4 times.

Unaudited Segment Results (In thousands)

	Three-Month Period
	Ended March 31,
	2024	2023	% Change
Net Revenue
Digital	$237,491	$196,482	21%
Television	28,549	30,312	(6)%
Audio	11,405	12,212	(7)%
Total	$277,445	$239,006	16%

Cost of Revenue - digital (1)
Digital	$203,229	$167,756	21%

Operating Expenses (1)
Digital	28,077	21,539	30%
Television	22,968	20,099	14%
Audio	11,222	10,992	2%
Total	$62,267	$52,630	18%

Corporate Expenses (1)	$12,248	$10,502	17%

Consolidated EBITDA (1)	$4,530	$13,022	(65)%

Entravision Communications

(1) Cost of revenue, operating expenses, corporate expenses, and consolidated EBITDA are defined on page 1.

Notice of Conference Call

Entravision will hold a conference call to discuss its first quarter 2024 results on Thursday, May 2, 2024 at 5:00 p.m. Eastern Time. To access the conference call, please dial (844) 836-8739 (U.S.) or (412) 317-5440 (Int’l) ten minutes prior to the start time. The call will also be available via live webcast on the investor relations portion of the Company's website located at www.entravision.com.

About Entravision Communications Corporation

Entravision is a global advertising solutions, media and technology company. Over the past three decades, we have strategically evolved into a digital powerhouse, expertly connecting brands to consumers in the U.S., Latin America, Europe, Asia and Africa. Our digital segment, the company’s largest by revenue, offers a full suite of end-to-end advertising services. We have commercial partnerships with global media companies, and marketers can use our Smadex and other platforms to deliver targeted advertising to audiences around the globe. In the U.S., we maintain a diversified portfolio of television and radio stations that target Hispanic audiences and complement our global digital services. Entravision remains the largest affiliate group of the Univision and UniMás television networks. Shares of Entravision Class A Common Stock trade on the NYSE under ticker: EVC. Learn more about our offerings at entravision.com or connect with us on LinkedIn and Facebook.

Forward-Looking Statements

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

For more information, please contact:

Christopher T. Young	Roy Nir
Chief Financial Officer and Treasurer	VP, Financial Reporting and Investor Relations
Entravision	Entravision
310-447-3870	310-447-3870
ir@entravision.com	ir@entravision.com

# # #

(Financial Table Follows)

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period
	Ended March 31,
	2024	2023
Net revenue	$277,445	$239,006

Expenses:
Cost of revenue - digital	203,229	167,756
Direct operating expenses	35,572	29,862
Selling, general and administrative expenses	26,695	22,768
Corporate expenses	12,248	10,502
Depreciation and amortization	7,133	6,471
Change in fair value of contingent consideration	(1,420)	(4,065)
Impairment charge	49,438	—
Foreign currency (gain) loss	449	(956)
	333,344	232,338
Operating income (loss)	(55,899)	6,668
Interest expense	(4,559)	(4,028)
Interest income	1,130	860
Dividend income	10	18
Realized gain (loss) on marketable securities	(113)	(32)
Gain (loss) on debt extinguishment	(40)	(1,556)
Income (loss) before income taxes	(59,471)	1,930
Income tax benefit (expense)	7,802	(231)

Net income (loss)	(51,669)	1,699
Net (income) loss attributable to redeemable noncontrolling interest	2,779	—
Net (income) loss attributable to noncontrolling interest	—	342
Net income (loss) attributable to common stockholders	$(48,890)	$2,041

Basic and diluted earnings per share:
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.55)	$0.02

Cash dividends declared per common share, basic and diluted	$0.05	$0.05

Weighted average common shares outstanding, basic	89,518,058	87,623,887
Weighted average common shares outstanding, diluted	89,518,058	89,786,585

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands; unaudited)

	March 31,	December 31,
	2024	2023
ASSETS
Current assets
Cash and cash equivalents	$128,410	$105,739
Marketable securities	4,335	13,172
Restricted cash	774	770
Trade receivables, net of allowance for doubtful accounts	206,065	235,837
Assets held for sale	301	301
Prepaid expenses and other current assets	40,095	30,036
Total current assets	379,980	385,855
Property and equipment, net	69,294	71,475
Intangible assets subject to amortization, net	34,660	51,784
Intangible assets not subject to amortization	195,174	195,174
Goodwill	55,272	90,672
Deferred income taxes	5,175	4,991
Operating leases right of use asset	43,543	43,941
Other assets	21,892	22,054
Total assets	$804,990	$865,946

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long-term debt	$3,360	$9,969
Accounts payable and accrued expenses	263,484	254,802
Operating lease liabilities	7,518	7,282
Total current liabilities	274,362	272,053
Long-term debt, less current maturities, net of unamortized debt issuance costs	195,762	199,552
Long-term operating lease liabilities	44,901	45,665
Other long-term liabilities	21,404	23,009
Deferred income taxes	55,186	59,381
Total liabilities	591,615	599,660

Redeemable noncontrolling interest	39,840	43,758
Stockholders' equity
Class A common stock	8	8
Class U common stock	1	1
Additional paid-in capital	743,339	743,246
Accumulated deficit	(568,702)	(519,812)
Accumulated other comprehensive income (loss)	(1,111)	(915)
Total stockholders' equity	173,535	222,528
Total liabilities, redeemable noncontrolling interest and equity	$804,990	$865,946

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period
	Ended March 31,
	2024	2023
Cash flows from operating activities:
Net income (loss)	$(51,669)	$1,699
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,133	6,471
Impairment charge	49,438	—
Deferred income taxes	(4,224)	(205)
Non-cash interest	92	133
Amortization of syndication contracts	113	120
Payments on syndication contracts	(115)	(120)
Non-cash stock-based compensation	5,447	4,053
(Gain) loss on marketable securities	113	32
(Gain) loss on disposal of property and equipment	97	68
(Gain) loss on debt extinguishment	40	1,556
Change in fair value of contingent consideration	(1,420)	(4,065)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	29,473	33,157
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(7,150)	948
Increase (decrease) in accounts payable, accrued expenses and other liabilities	6,007	(7,152)
Net cash provided by operating activities	33,375	36,695
Cash flows from investing activities:
Purchases of property and equipment	(2,743)	(6,750)
Purchases of marketable securities	—	(9,397)
Proceeds from sale of marketable securities	8,842	15,704
Purchases of investments	—	(120)
Net cash provided by (used in) investing activities	6,099	(563)
Cash flows from financing activities:
Proceeds from stock option exercises	—	313
Tax payments related to shares withheld for share-based compensation plans	(27)	(80)
Payments on debt	(10,275)	(211,748)
Dividends paid	(4,476)	(4,932)
Distributions to noncontrolling interest	(1,078)	—
Payment of contingent consideration	(900)	—
Principal payments under finance lease obligation	(41)	(38)
Proceeds from borrowings on debt	—	212,405
Payments for debt issuance costs	—	(1,285)
Net cash provided by (used in) financing activities	(16,797)	(5,365)
Effect of exchange rates on cash, cash equivalents and restricted cash	(2)	1
Net increase (decrease) in cash, cash equivalents and restricted cash	22,675	30,768
Cash, cash equivalents and restricted cash:
Beginning	106,509	111,444
Ending	$129,184	$142,212

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period
	Ended March 31,
	2024	2023

Consolidated EBITDA (1)	$4,530	$13,022
EBITDA attributable to redeemable noncontrolling interest	167	—
EBITDA attributable to noncontrolling interest	—	230
Interest expense	(4,559)	(4,028)
Interest income	1,130	860
Dividend income	10	18
Realized gain (loss) on marketable securities	(113)	(32)
Income tax expense	7,802	(231)
Amortization of syndication contracts	(113)	(120)
Payments on syndication contracts	115	120
Non-cash stock-based compensation included in direct operating expenses	(1,785)	(1,856)
Non-cash stock-based compensation included in corporate expenses	(3,662)	(2,197)
Depreciation and amortization	(7,133)	(6,471)
Change in fair value of contingent consideration	1,420	4,065
Impairment charge	(49,438)	—
Non-recurring cash severance charge	—	(125)
Gain (loss) on debt extinguishment	(40)	(1,556)
Net (income) loss attributable to redeemable noncontrolling interest	2,779	—
Net (income) loss attributable to noncontrolling interest	—	342
Net income (loss) attributable to common stockholders	(48,890)	2,041

Depreciation and amortization	7,133	6,471
Impairment charge	49,438	—
Deferred income taxes	(4,224)	(205)
Non-cash interest	92	133
Amortization of syndication contracts	113	120
Payments on syndication contracts	(115)	(120)
Non-cash stock-based compensation	5,447	4,053
Realized (gain) loss on marketable securities	113	32
(Gain) loss on debt extinguishment	40	1,556
(Gain) loss on disposal of property and equipment	97	68
Change in fair value of contingent consideration	(1,420)	(4,065)
Net income (loss) attributable to redeemable noncontrolling interest	(2,779)	—
Net income (loss) attributable to noncontrolling interest	—	(342)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	29,473	33,157
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(7,150)	948
Increase (decrease) in accounts payable, accrued expenses and other liabilities	6,007	(7,152)
Cash flows from operating activities	33,375	36,695

(1) Consolidated EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period
	Ended March 31,
	2024	2023
Consolidated EBITDA (1)	$4,530	$13,022
Net interest expense (1)	(3,337)	(3,035)
Dividend income	10	18
Cash paid for income taxes	(1,291)	(72)
Capital expenditures (2)	(2,743)	(6,750)
Landlord incentive reimbursement	—	850
Non-recurring cash severance charge	—	(125)
Free cash flow (1)	(2,831)	3,908

Capital expenditures (2)	2,743	6,750
Landlord incentive reimbursement	—	(850)
EBITDA attributable to redeemable noncontrolling interest	167	—
EBITDA attributable to noncontrolling interest	—	230
(Gain) loss on disposal of property and equipment	97	68
Cash paid for income taxes	1,291	72
Deferred income taxes	(4,224)	(205)
Income tax (expense) benefit	7,802	(231)
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	29,473	33,157
(Increase) decrease in prepaid expenses and other current assets, operating leases right of use asset and other assets	(7,150)	948
Increase (decrease) in accounts payable, accrued expenses and other liabilities	6,007	(7,152)
Cash Flows From Operating Activities	$33,375	$36,695

(1)
Consolidated EBITDA, net interest expense, and free cash flow are defined on page 1.
(2)
Capital expenditures are not part of the consolidated statement of operations.